EXHIBIT 24

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form S-8, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the Company’s Share Bonus Plans for Top 10, Group 50 and Group 70;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 4, 2005.

/s/ Anthony Tripodo

Anthony Tripodo
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form S-8, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the Company’s Share Bonus Plans for Top 10, Group 50 and Group 70;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 4, 2005.

/s/ Keith Henry

Keith Henry
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form S-8, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the Company’s Share Bonus Plans for Top 10, Group 50 and Group 70;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 13, 2005.

/s/ Clare Spottiswoode

Clare Spottiswoode
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form S-8, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the Company’s Share Bonus Plans for Top 10, Group 50 and Group 70;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 13, 2005.

/s/ Jens Ulltveit-Moe

Jens Ulltveit-Moe
Chairman of the Board

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form S-8, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the Company’s Share Bonus Plans for Top 10, Group 50 and Group 70;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 3, 2005.

/s/ Rolf Erik Rolfsen

Rolf Erik Rolfsen
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form S-8, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the Company’s Share Bonus Plans for Top 10, Group 50 and Group 70;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 3, 2005.

/s/ Francis Gugen

Francis Gugen
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form S-8, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the Company’s Share Bonus Plans for Top 10, Group 50 and Group 70;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 3, 2005.

/s/ Harald Norvik

Harald Norvik
Director

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form S-8, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the Company’s Share Bonus Plans for Top 10, Group 50 and Group 70;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 4, 2005.

/s/ Gottfred Langseth

Gottfred Langseth
Senior Vice President and Chief Financial Officer

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form S-8, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the Company’s Share Bonus Plans for Top 10, Group 50 and Group 70;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 4, 2005.

/s/ Christin Steen-Nilsen

Christin Steen-Nilsen
Vice President and Chief Accounting Officer

PETROLEUM GEO-SERVICES ASA

Power of Attorney

     WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the “Company”), intends to file with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended, a Registration Statement on Form S-8, with such amendment or amendments thereto, whether pre-effective or post-effective, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (collectively, the “Registration Statement”), in connection with the Company’s Share Bonus Plans for Top 10, Group 50 and Group 70;

     NOW, THEREFORE, the undersigned, in his capacity as a director, officer or both, as the case may be, of the Company does hereby appoint Svein Rennemo, Gottfred Langseth, Erlend Bakken and Sam R. Morrow, and each of them severally, as his true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director, officer or both, as the case may be, of the Company, said Registration Statement and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of May 4, 2005.

/s/ Svein Rennemo

Svein Rennemo
President and Chief Executive Officer